EXHIBIT (j)


                          Independent Auditors' Consent



The Board of Directors
IAI Investment Funds I, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our Firm under the heading "FINANCIAL HIGHLIGHTS" in Part A of the Registration Statement.



                                                   /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
March 26, 1999